Exhibit 10.11

                                                               October 24, 2006

JPMorgan Chase Bank, N.A.,
as Administrative Agent
JPMorgan Loan Services
10 South Dearborn, 19th Floor
Chicago, IL 60603-0010
Attention: Mr. Stephen Zajac

Dear Mr. Zajac:

     Reference is made to the Credit Agreement dated as of May 1, 2006 (as amended and in effect from time to time, the "Credit Agreement"), among 1-800-FLOWERS.COM, Inc. (the "Company"), the Subsidiary Borrowers party thereto (together with the Company, the "Borrowers"), the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

     The Company hereby notifies the Administrative Agent pursuant to Section 2.08(c)(i) of the Credit Agreement with respect to a Revolving Credit Commitment Increase of $10,000,000 (the "Revolving Credit Commitment Increase"), which shall be effective on October 25, 2006 (the "Revolving Credit Commitment Increase Date").

     Each Lender whose name appears under the caption "Increasing Revolving Credit Lenders" on the signature pages hereof agrees, by its execution and delivery of this letter, with the Borrowers and the Administrative Agent that, effective as of the Revolving Credit Commitment Increase Date, (a) the Revolving Credit Commitment of such Lender shall be increased by an amount equal to the amount set forth opposite its name on Schedule I hereto under the caption "Revolving Credit Commitment Increase Amount" and, after giving effect to such increase, such Lender shall have a total Revolving Credit Commitment equal to the amount set forth opposite its name on Schedule I hereto under the caption "Revolving Credit Commitment (as increased)" and (b) such Lender shall be an Increasing Revolving Credit Lender and shall have all of the rights and obligations of a Lender under the Credit Agreement in respect of its Revolving Credit Commitment as so increased. In addition, each such Lender hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this letter; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

     The Company hereby (a) certifies for purposes of Section 2.08(c)(ii) of the Credit Agreement that the conditions with respect to the Revolving Credit Commitment Increase have been satisfied (including, without limitation, the penultimate sentence of said Section 2.08(c)(ii)) and (b) represents and warrants that: (i) the Revolving Credit Commitment Increase has been duly authorized by each Loan Party; (ii) this letter has been duly executed and delivered by the Company; and (iii) each of this letter and the Credit Agreement as modified hereby constitutes a legal, valid and binding obligation of each Loan Party party hereto or thereto, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     The effectiveness of the Revolving Credit Commitment Increase and the obligation of each Increasing Revolving Credit Lender to provide its respective portion of the Revolving Credit Commitment Increase are subject to the receipt by the Administrative Agent of (a) one or more counterparts duly executed and delivered by the Company and each Increasing Revolving Credit Lender, and consented to (on the signature lines provided below) by the Administrative
Agent, each Issuing Lender and the Swingline Lender; and (b) such other documents as the Administrative Agent may reasonably request pursuant to clause
(C) of the first sentence of Section 2.08(c)(ii) of the Credit Agreement.

     Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this letter by signing any such counterpart. Delivery of an executed counterpart of this letter by facsimile shall be effective as delivery of a manually executed counterpart of this letter. This letter shall be governed by, and construed in accordance with, the law of the State of New York.

                               [remainder of page intentionally left blank]

                                             Very truly yours,

                                             1-800-FLOWERS.COM, INC.


                                             /s/ William E. Shea
                                             -----------------------
                                             William E. Shea
                                             Chief Financial Officer

                                             INCREASING REVOLVING CREDIT LENDERS


                                             KeyBank National Association


                                             /s/ Marianne T. Meil
                                             ----------------------------------
                                             Marianne T. Meil
                                             Senior Vice President


                                             JPMORGAN CHASE BANK, N.A.


                                             /s/ Tara Lynne Moore
                                             -----------------------------------
                                             Tara Lynne Moore
                                             Vice President


                                             HSBC USA NATIONAL ASSOCIATION


                                             /s/ Andrew D. Ackerman
                                             -----------------------------------
                                             Andrew D. Ackerman
                                             Commercial Executive


                                             WACHOVIA BANK, NATIONAL ASSOCIATION


                                             /s/ Scheline Crutchfield
                                             -----------------------------------
                                             Scheline Crutchfield
                                             Senior Vice President

                                             BANK OF AMERICA, N.A.


                                             /s/ Steven J. Melicharek
                                             -----------------------------------
                                             Steven J. Melicharek
                                             SVP/Credit Products Officer



                                             INCREASING REVOLVING CREDIT LENDERS


                                             NORTH FORK BANK

                                             /s/ Kevin Brown
                                             -----------------------------------
                                             Kevin Brown
                                             Senior Vice President


Accepted and Agreed
this 24th day of October, 2006

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

/s/ Tara Lynne Moore
------------------------
Tara Lynne Moore
Vice President


JPMORGAN CHASE BANK, N.A.,
as Issuing Lender and Swingline Lender

/s/ Tara Lynne Moore
------------------------
Tara Lynne Moore
Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
as Issuing Lender

/s/ Scheline Crutchfield
------------------------
Scheline Crutchfield
Senior Vice President

                                                                     Schedule I


Increasing Revolving Credit Lenders:
-----------------------------------

--------------------------------------------------- ------------------------------ ------------------------------
Name of Lender                                      Revolving Credit Commitment    Revolving Credit Commitment
                                                    Increase Amount                (as so increased)
--------------------------------------------------- ------------------------------ ------------------------------
JPMorgan Chase Bank, N.A.                           $2,500,000                     $13,611,111.11

--------------------------------------------------- ------------------------------ ------------------------------
Bank of America, N.A.                               $1,750,000                     $9,157,407.41

--------------------------------------------------- ------------------------------ ------------------------------
Wachovia Bank, National Association                 $1,750,000                     $9,157,407.41

--------------------------------------------------- ------------------------------ ------------------------------
North Fork Bank                                     $1,750,000                     $9,157,407.41

--------------------------------------------------- ------------------------------ ------------------------------
KeyBank National Association                        $1,000,000                     $4,703,703.70

--------------------------------------------------- ------------------------------ ------------------------------
HSBC Bank USA National Association                  $1,250,000                     $4,953,703.70

--------------------------------------------------- ------------------------------ ------------------------------